                            KEYNOTE SERIES ACCOUNT

                       ---------------------------------
                               MUTUAL OF NEW YORK
                       ---------------------------------

                                 ANNUAL REPORT

                               DECEMBER 31, 1995

THIS REPORT IS NOT TO BE CONSTRUED AS AN OFFERING FOR SALE OF ANY CONTRACTS PARTICIPATING IN THE KEYNOTE SERIES ACCOUNT, OR AS A SOLICITATION AS AN OFFER TO BUY ANY CONTRACTS UNLESS PRECEDED BY OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS THE COMPLETE INFORMATION OF CHARGES AND EXPENSES.

                             MONY SERIES FUND, INC.

Dear Shareholder,

     With the success of the Federal Reserve's preemptive tightening of monetary policy in order to head off any inflationary pressures, the U.S. economy has settled into a slower growth path. Consumer spending is weak in the U.S., and most foreign economies are also experiencing slow growth. High levels of installment debts, concern about layoffs and stagnant income growth should continue to limit consumer spending. Inflation is low and should remain subdued with little indication of upward pressure in any of the measures. There are few signs of anything that would cause growth to accelerate. The soft landing for the economy has worked. The next move by the Fed should be toward lower rates.

     The stock market in 1995 benefited from better than expected corporate earnings, the success of the soft landing, declining interest rates and large inflows to equity mutual funds. Slower growth, low inflation and the beginning of efforts to reduce the federal deficit should continue to keep interest rates in a stable to lower trend. These same factors that help inflation and interest rates, however, have a negative impact on corporate earnings. The market has likely lost much of the earnings support that it has had over the past year. Some companies should still be able to prosper in this less favorable environment, but they will be fewer in number and the market will be more selective.

     At the beginning of 1996, the stock market will still be enmeshed in the same tug of war between the conflicting forces of positive overall conditions and uncertain individual industry and company fundamentals. How this resolves itself will be a major determinant of the market's performance in 1996, especially since valuations are still on the high side. As markets generally anticipate the future, it is possible that 1995's very strong year in both the stock and bond markets has already discounted some of the positive investment environment expected in 1996. My observation is that the market could thus correct, even as good news is being reported. The stock market still has not experienced a significant correction, although individual industries and a number of stocks have had twenty percent or more declines.

     The market had the benefit of strong inflows of money in 1995. Individuals seeking to increase their retirement savings, to start a new pension program, or simply to earn a higher rate of return made substantial investments in equity funds. If the conviction that stocks offer the best long-term returns is temporarily shaken, and these flows reverse, it would be very negative for the market. Most of the new money is retirement oriented rather than speculative, and usually part of a periodic deposit plan; and thus, should be more stable and less likely to switch on temporary bad news. A substantial shift in investment preference is not expected, but it is a risk which must be considered in the outlook.

     There are a number of events (lack of progress on the deficit, Bosnia, growth that is too strong or too weak, the election) that could cause a correction or a temporary disenchantment with stocks. While any of the above could trigger a market decline, there is no current evidence of anything that would cause a long-term shift away from stocks. For 1996, it appears that corporate profits, while growing more slowly, will not totally collapse or turn negative. The economy is still growing, 1996 is an election year, and no one wants a recession. Earnings probably may not be as good as in 1995 and neither may stock market performance, but there should be enough growth for a modestly positive year in 1996. The bond market was another beneficiary of the positive macro-economic trends and also enjoyed a strong year. It will be difficult to match 1995, but if these trends continue, the results should be stable rates and a positive total return for bonds.

                                          Sincerely,

                                          /s/ Kenneth M. Levine

                                          Kenneth M. Levine
                                          Chairman

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1995

                                                                       IVA SUBACCOUNT
                                                         -------------------------------------------
                                                                            NON-TAX        VARIABLE
                                                         TAX-QUALIFIED     QUALIFIED       PAYOUTS
                                                          SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                         -------------     ----------     ----------
                        ASSETS
Investments at cost (Note 4)...........................   $  9,636,332     $2,294,713      $ 26,208
                                                            ==========      =========      ========
Investments in MONY Series Fund, Inc. at net asset
  value (Note 2).......................................   $ 12,821,741     $3,034,778      $ 26,237
Amount due from MONY Series Fund, Inc. ................              0              0        35,387
                                                         -------------     ----------     ----------
          Total assets.................................     12,821,741      3,034,778        61,624
                                                         -------------     ----------     ----------
                      LIABILITIES
Amount due to MONY.....................................              0              0        35,387
                                                         -------------     ----------     ----------
Net assets.............................................   $ 12,821,741     $3,034,778      $ 26,237
                                                            ==========      =========      ========
Net assets consist of:
     Contractholders' net payments.....................   $  4,445,736     $1,318,600      $ 11,735
     Undistributed net investment income...............      3,383,311        697,118         9,225
     Accumulated net realized gains on investments.....      1,807,285        278,995         5,248
     Unrealized appreciation of investments............      3,185,409        740,065            29
                                                         -------------     ----------     ----------
Net assets.............................................   $ 12,821,741     $3,034,778      $ 26,237
                                                            ==========      =========      ========
Number of units outstanding*...........................        163,054         41,289           352
                                                         -------------     ----------     ----------
Net asset value per unit outstanding...................         $78.63         $73.50        $74.55
                                                                ======         ======        ======

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                        IVA SUBACCOUNT
                                                          -------------------------------------------
                                                                             NON-TAX        VARIABLE
                                                          TAX- QUALIFIED    QUALIFIED       PAYOUTS
                                                           SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                          -------------     ----------     ----------
Dividend income.........................................   $   659,735       $156,153       $  3,171
Mortality and expense risk charges (Note 3).............       124,460         27,235              0
                                                              --------       --------         ------
Net investment income...................................       535,275        128,918          3,171
                                                              --------       --------         ------
Realized and unrealized gains on investments (Note 2):
     Proceeds from sales................................     2,727,090        363,289         63,801
     Cost of shares sold................................     2,062,768        276,477         58,727
                                                              --------       --------         ------
Net realized gains on investments.......................       664,322         86,812          5,074
Net increase in unrealized appreciation of
  investments...........................................     2,252,186        539,944            313
                                                              --------       --------         ------
Net realized and unrealized gains on investments........     2,916,508        626,756          5,387
                                                              --------       --------         ------
Net increase in net assets resulting from operations....   $ 3,451,783       $755,674       $  8,558
                                                              ========       ========         ======

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                   IVA SUBACCOUNT
                                                    ----------------------------------------------------------------------------
                                                                                          NON-TAX                  VARIABLE
                                                          TAX-QUALIFIED                  QUALIFIED                 PAYOUTS
                                                            SUBACCOUNT                   SUBACCOUNT               SUBACCOUNT
                                                    --------------------------    ------------------------    ------------------
                                                       1995           1994           1995          1994        1995       1994
                                                    -----------    -----------    ----------    ----------    -------    -------
From operations:
    Net investment income.........................  $   535,275    $   608,841    $  128,918    $  128,302    $ 3,171    $   327
    Net realized gains (loss) on investments......      664,322        386,841        86,812        54,891      5,074       (775)
    Net increase (decrease) in unrealized
      appreciation
      of investments..............................    2,252,186     (1,004,234)      539,944      (188,815)       313        886
                                                    -----------    -----------    ----------    ----------    -------    -------
Net increase (decrease) in net assets resulting
  from operations.................................    3,451,783         (8,552)      755,674        (5,622)     8,558        438
                                                    -----------    -----------    ----------    ----------    -------    -------
From unit transactions:
    Net proceeds from the issuance of units.......      104,567        201,595        18,387        39,604     62,234     95,454
    Net asset value of units redeemed or used to
      meet contract obligations...................    2,595,434      2,031,888       224,105       287,500     63,801     94,613
                                                    -----------    -----------    ----------    ----------    -------    -------
Net increase (decrease) from unit transactions....   (2,490,867)    (1,830,293)     (205,718)     (247,896)    (1,567)       841
                                                    -----------    -----------    ----------    ----------    -------    -------
Net increase (decrease) in net assets.............      960,916     (1,838,845)      549,956      (253,518)     6,991      1,279
Net assets beginning of year......................   11,860,825     13,699,670     2,484,822     2,738,340     19,246     17,967
                                                    -----------    -----------    ----------    ----------    -------    -------
Net assets end of year*...........................  $12,821,741    $11,860,825    $3,034,778    $2,484,822    $26,237    $19,246
                                                    ===========    ===========    ==========    ==========    =======    =======
Units outstanding beginning of year...............      198,896        229,218        44,577        49,015        344        323
Units issued during the year......................        1,545          3,286           294           702        952      1,712
Units redeemed during the year....................       37,387         33,608         3,582         5,140        944      1,691
                                                    -----------    -----------    ----------    ----------    -------    -------
Units outstanding end of year.....................      163,054        198,896        41,289        44,577        352        344
                                                    ===========    ===========    ==========    ==========    =======    =======
---------------
*Includes undistributed net investment income of:   $ 3,383,311    $ 2,848,036    $  697,118    $  568,200    $ 9,225    $ 6,054

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by The Mutual Life Insurance Company of New York ("MONY"), under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as a funding vehicle for retirement plans maintained by state educational organizations and certain other organizations to purchase tax-deferred annuities for their employees ("Group Plans") and as a funding vehicle for annuities purchased by individuals, principally for retirement purposes ("Individual Plans"). MONY is the legal holder of the assets in Keynote. This report contains information related to Individual Plans only.

     On June 24, 1994, pursuant to an exemptive order granted by the Securities and Exchange Commission dated June 8, 1994, the Group Plans effected a substitution of all of its shares in the MONY Series Fund, Inc. for interests in Diversified Investors Portfolios. The substitution was effected through a redemption of assets-in-kind and was deemed a non-taxable event for Keynote and the Fund. The substitution did not involve the assets of the individual plans.

     There are three subaccounts which are available to Individual Plans, all of which invest only in the Equity Income Portfolio (the "Portfolio") of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open end, diversified, management investment company.

     The financial statements of the Portfolio, including the portfolio of investments, are contained on pages 8 through 23 of this report and should be read in conjunction with these financial statements.

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributed to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of the Fund is stated at the net asset value of the Equity Income Portfolio. The Fund's net asset value is based upon market valuations of the securities held.

3. RELATED PARTY TRANSACTIONS

     Because Keynote purchases shares of the Fund, the net assets of Keynote reflect the investment management fee charged by MONY Life Insurance Company of America (a wholly-owned subsidiary of MONY), the investment adviser, which provides investment advice and related services for each of the Fund's portfolios.

     Daily charges against Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 1.0% for the IVA Tax Qualified and Non-Tax Qualified subaccounts and no charges are made against the IVA Variable Payouts subaccount.

                             KEYNOTE SERIES ACCOUNT

4. INVESTMENTS

     Investments in the Equity Income Portfolio of MONY Series Fund, Inc. at cost, at December 31, 1995 consist of the following:

                                                                   IVA SUBACCOUNT
                                                    --------------------------------------------
                                                                       NON-TAX        VARIABLE
                                                    TAX-QUALIFIED     QUALIFIED        PAYOUTS
                                                     SUBACCOUNT       SUBACCOUNT     SUBACCOUNTS
                                                    -------------     ----------     -----------
    Shares beginning of year:
         Shares...................................        763,736        160,001         1,240
         Amount...................................   $ 10,927,602     $2,284,701       $19,530
                                                      -----------     ----------       -------
    Share acquired:
         Shares...................................          6,368          6,885         3,433
         Amount...................................   $    111,763     $  130,336       $62,234
    Shares received for reinvestment of dividends:
         Shares...................................         33,643          7,963           162
         Amount...................................   $    659,735     $  156,153       $ 3,171
    Shares redeemed:
         Shares...................................        149,910         20,093         3,497
         Amount...................................   $  2,062,768     $  276,477       $58,727
                                                      -----------     ----------       -------
    Net change:
         Shares...................................       (109,899)        (5,245)           98
         Amount...................................   $ (1,291,270)    $   10,012       $ 6,678
                                                      -----------     ----------       -------
    Shares end of year:
         Shares...................................        653,837        154,756         1,338
         Amount...................................   $  9,636,332     $2,294,713       $26,208
                                                      ===========     ==========       =======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of the
Mutual Life Insurance Company of New York and the
Contractholders of Keynote Series Account:

     We have audited the accompanying statements of assets and liabilities of IVA Tax Qualified, IVA Non-Tax Qualified and IVA Variable Payouts Subaccounts (three of the subaccounts constituting the Keynote Series Account) as of December 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of MONY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the IVA Tax Qualified, IVA Non-Tax Qualified and IVA Variable Payouts Subaccounts of the Keynote Series Account as of December 31, 1995, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 19, 1996

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

     In an uncertain environment with valuations high and the earnings outlook questionable, some defensiveness in the Portfolio strategy seems warranted. The Portfolio is overweight in financial stocks, telephones and international oils. These groups have above average dividend yields, should have increased earnings in 1996, and are generally less sensitive to the economy.

     If the Fed continues to ease, the Portfolio will likely increase exposure to cyclical stocks. The auto, credit sensitive financials, building related and retail stocks are among early consumer cyclicals which generally do well when the Fed is easing. We reduced holdings of basic materials and capital spending related stocks when monetary policy turned restrictive and the economy weakened. These groups have corrected, are once again reasonably valued, and have had most of the excess expectations taken out of them. Sometime in 1996, these cyclicals should again be emphasized in the Portfolio.

     Healthcare has been a major holding, but many of the drug stocks have moved and can no longer be bought, and in some cases, will likely be sold due to our yield discipline. The group continues to look attractive, but this attractiveness has not gone undiscovered.

     The market is at new high absolute levels and is selling in historically rich valuation territory. Based on history, the market has looked overvalued for much of the past year, especially the dividend yield and price to book value. Measures based on earnings and interest rates look a bit better, but most investor's concern has centered on overall market valuation. Conditions have been favorable, but the market already knows it.

     If everything works out, fiscal conservatism becomes the new political reality, and a credible budget deal is arrived at, then interest rates could continue to decline. This much more positive political environment could justify a new high level of valuation for the market, at least compared with the recent past. This Portfolio with its heavy weight in interest sensitive stocks, should participate in any ensuing upward move in the market. Although the basic strategy is currently defensive, some of these defensive groups (financials, utilities, and oils) have offensive characteristics in a slow growth, low inflation environment.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN
MONY SERIES FUND, INC. EQUITY INCOME PORTFOLIO AND TOTAL RETURN ON S&P 500 INDEX

                                [INSERT CHART]

  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. ASSUMES REINVESTMENT OF
                                   DIVIDENDS.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1995

                                     ASSETS
Securities, at value (cost $13,736,293) (Note 2)................................  $18,037,659
Cash............................................................................       72,379
Receivable for fund shares sold.................................................            9
Dividends receivable............................................................       38,933
                                                                                  -----------
          Total assets..........................................................   18,148,980
                                                                                  -----------
                                  LIABILITIES
Payable for fund shares redeemed................................................       35,726
Accrued expenses:
  Investment advisory fees......................................................        6,184
  Custodian fees................................................................        1,447
  Professional fees.............................................................       10,470
  Insurance fees................................................................        4,118
                                                                                  -----------
          Total liabilities.....................................................       57,945
                                                                                  -----------
Net assets......................................................................  $18,091,035
                                                                                   ==========
Net assets consist of:
  Capital stock--authorized 150,000,000 shares of $.01 par value; outstanding,
     922,757 shares.............................................................  $     9,228
  Additional paid-in capital....................................................   13,751,975
  Undistributed net investment income...........................................       28,990
  Distributions in excess of realized capital gains.............................         (524)
  Net unrealized appreciation of investments....................................    4,301,366
                                                                                  -----------
          Total net assets......................................................  $18,091,035
                                                                                   ==========
Net asset value per share of outstanding capital stock ($18,091,035/922,757
  shares).......................................................................       $19.61
                                                                                       ======

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

Investment income:
     Dividends...................................................................  $  524,805
     Interest....................................................................     178,726
                                                                                   ----------
          Total investment income................................................     703,531
                                                                                   ----------
Expenses:
     Investment advisory fees (Note 3)...........................................      68,915
     Custodian fees..............................................................       9,342
     Professional fees...........................................................      10,071
     Director fees...............................................................       4,104
     Miscellaneous fees..........................................................       3,648
                                                                                   ----------
            Total expenses.......................................................      96,080
            Expense reduction....................................................        (769)
                                                                                   ----------
            Net expenses.........................................................      95,311
                                                                                   ----------
Net investment income............................................................     608,220
                                                                                   ----------
Realized and unrealized gain on investments (Note 2):
     Realized gain from security transactions:
          Proceeds from sales....................................................   3,873,059
          Cost of securities sold................................................   3,508,043
                                                                                   ----------
Net realized gain on investments.................................................     365,016
Net increase in unrealized appreciation of investments...........................   3,968,525
                                                                                   ----------
Net realized and unrealized gain on investments..................................   4,333,541
                                                                                   ----------
Net increase in net assets resulting from operations.............................  $4,941,761
                                                                                   ==========

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE         FOR THE
                                                                     YEAR ENDED     YEAR ENDED
                                                                    DECEMBER 31,   DECEMBER 31,
                                                                        1995           1994
                                                                    ------------   -------------
From operations:
     Net investment income........................................  $    608,220   $   2,839,111
     Net realized gain on investments (Note 2)....................       365,016      18,303,505
     Net increase (decrease) in unrealized appreciation of
      investments.................................................     3,968,525     (21,708,034)
                                                                    ------------    ------------
Net increase (decrease) in net assets resulting from operations...     4,941,761        (565,418)
                                                                    ------------    ------------
Dividends and distributions to shareholders from:
     Net investment income
       ($.65 and $.64 per share) (Note 4).........................      (567,903)       (628,966)
     Net realized gain from investment transactions
       ($.41 and $.39 per share) (Note 4).........................      (365,016)       (377,073)
                                                                    ------------    ------------
Total dividends and distributions.................................      (932,919)     (1,006,039)
                                                                    ------------    ------------
From capital stock transactions:
     Proceeds from issuance of shares
       (26,583 and 1,068,394 shares) (Note 5).....................       489,847      17,693,623
     Proceeds from dividends and distributions reinvested
       (47,574 and 64,780 shares) (Note 4)........................       932,919       1,006,039
     Net asset value of shares redeemed
       (195,103 and 9,301,832 shares).............................    (3,545,498)   (152,253,591)
                                                                    ------------    ------------
Net decrease in net assets resulting from capital stock
  transactions....................................................    (2,122,732)   (133,553,929)
                                                                    ------------    ------------
Net increase (decrease) in net assets.............................     1,886,110    (135,125,386)
Net assets beginning of year......................................    16,204,925     151,330,311
                                                                    ------------    ------------
Net assets end of year (including undistributed net investment
  income of $28,990 and $0, respectively).........................  $ 18,091,035   $  16,204,925
                                                                    ============    ============

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1995

                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            -----------
            COMMON STOCKS--94.7%
            AEROSPACE/DEFENSE--2.1%
   3,000    Northrop Grumman Corp. ...............................................  $   192,000
   2,000    United Technologies Corp. ............................................      189,750
                                                                                     ----------
                                                                                        381,750
                                                                                     ----------
            AUTOMOBILES--1.4%
   2,500    Chrysler Corp. .......................................................      138,438
   4,000    Ford Motor, Co. ......................................................      116,000
                                                                                     ----------
                                                                                        254,438
                                                                                     ----------
            AUTO PARTS--1.3%
   8,000    Dana Corp. ...........................................................      234,000
                                                                                     ----------
            BANKS--2.7%
   3,000    Bank of New York Co., Inc. ...........................................      146,250
   2,000    Bankamerica Corp. ....................................................      129,500
   2,000    Chase Manhattan Corp. ................................................      121,250
   1,500    Chemical Banking Corp. ...............................................       88,125
                                                                                     ----------
                                                                                        485,125
                                                                                     ----------
            BANK/REGIONAL--3.0%
   3,500    Banc One, Corp. ......................................................      132,125
   1,500    First Interstate Bancorp..............................................      204,750
   2,500    First Union Corp. ....................................................      139,063
   1,000    Nationsbank Corp. ....................................................       69,625
                                                                                     ----------
                                                                                        545,563
                                                                                     ----------
            CHEMICALS--3.3%
     700    Dow Chemical Co. .....................................................       49,262
   2,500    duPont (E.I.) de Nemours & Co. .......................................      174,688
   2,000    Monsanto Co. .........................................................      245,000
     500    Olin Corp. ...........................................................       37,125
   3,000    Witco Corp. ..........................................................       87,750
                                                                                     ----------
                                                                                        593,825
                                                                                     ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1995

                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            ----------
            CONGLOMERATES--4.2%
   3,000    Gatx Corp. ...........................................................  $   145,875
   3,000    General Signal Corp. .................................................       97,125
   3,000    Harsco Corp. .........................................................      174,375
   8,000    Ogden Corp. ..........................................................      171,000
   2,500    Textron Inc. .........................................................      168,750
                                                                                     ----------
                                                                                        757,125
                                                                                     ----------
            COSMETICS--1.2%
   3,000    Avon Products, Inc. ..................................................      226,125
                                                                                     ----------
            DRUGS--10.9%
   2,500    American Home Products Corp. .........................................      242,500
   5,000    Baxter International, Inc. ...........................................      209,375
   2,000    Bristol Myers Squibb Co...............................................      171,750
   4,000    Merck and Co., Inc. ..................................................      263,000
   4,000    Pfizer Inc. ..........................................................      252,000
   5,000    Pharmacia & Upjohn Inc. ..............................................      193,750
   4,000    Schering-Plough Corp. ................................................      219,000
   4,000    Smithkline Beecham P.L.C. ............................................      222,000
   2,000    Warner Lambert Co.....................................................      194,250
                                                                                     ----------
                                                                                      1,967,625
                                                                                     ----------
            ELECTRICAL EQUIPMENT--3.5%
   3,000    Emerson Electric Co...................................................      245,250
   4,500    General Electric, Co..................................................      324,000
   1,000    Hubbel, Inc. .........................................................       65,750
                                                                                     ----------
                                                                                        635,000
                                                                                     ----------
            ELECTRONICS--3.2%
   2,000    AMP, Inc. ............................................................       76,750
   3,000    Harris Corp. .........................................................      163,875
   3,000    Honeywell Inc. .......................................................      145,875
   2,500    Thomas & Betts, Corp. ................................................      184,375
                                                                                     ----------
                                                                                        570,875
                                                                                     ----------
            FOOD--0.3%
   1,000    General Mills, Inc. ..................................................       57,750
                                                                                     ----------
            FOREST PRODUCTS--0.8%
   3,500    Weyerhaeuser Co.......................................................      151,375
                                                                                     ----------
            HOSPITAL MANAGEMENT--1.0%
   4,000    U.S. Health Care Inc. ................................................      186,000
                                                                                     ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1995

                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            ----------
            INSURANCE--4.4%
   3,000    Aetna Life & Casualty Co..............................................  $   207,750
   4,000    Allstate Corp. .......................................................      164,500
   2,000    CIGNA Corp. ..........................................................      206,500
   4,000    Lincoln National Corp. ...............................................      215,000
                                                                                     ----------
                                                                                        793,750
                                                                                     ----------
            MACHINERY--3.2%
   2,500    Cooper Industries, Inc. ..............................................       91,875
   6,000    Deere & Co............................................................      211,500
   4,000    Goulds Pumps, Inc. ...................................................      100,000
   1,000    Hardinge Brothers, Inc. ..............................................       26,000
   3,800    Timken Co.............................................................      145,350
                                                                                     ----------
                                                                                        574,725
                                                                                     ----------
            METALS--1.8%
   4,000    Carpenter Technology Corp. ...........................................      164,500
   6,000    Freeport McMoRan Copper and Gold, Inc. ...............................      168,000
                                                                                     ----------
                                                                                        332,500
                                                                                     ----------
            MISCELLANEOUS--2.9%
   3,500    Grace (W.R) & Co. ....................................................      206,938
   2,500    Minnesota Mining & Manufacturing Co. .................................      165,625
   3,000    Tenneco, Inc. ........................................................      148,875
                                                                                     ----------
                                                                                        521,438
                                                                                     ----------
            MISCELLANEOUS FINANCE--2.5%
   5,000    American Express Co. .................................................      206,875
   2,000    Federal National Mortgage Assn. ......................................      248,250
                                                                                     ----------
                                                                                        455,125
                                                                                     ----------
            OFFICE & BUSINESS EQUIPMENT--2.3%
   3,000    Pitney-Bowes, Inc. ...................................................      141,000
   2,000    Xerox Corp. ..........................................................      274,000
                                                                                     ----------
                                                                                        415,000
                                                                                     ----------
            OIL--DOMESTIC--2.0%
   1,800    Amoco, Corp. .........................................................      129,375
   1,500    Atlantic Richfield Co. ...............................................      166,125
   3,000    Occidental Petroleum Corp. ...........................................       64,125
                                                                                     ----------
                                                                                        359,625
                                                                                     ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1995

                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            ----------
            OIL--INTERNATIONAL--5.8%
   1,000    British Petroleum.....................................................  $   102,125
   4,000    Chevron, Corp. .......................................................      210,000
   2,500    Exxon Corp. ..........................................................      200,313
   1,500    Mobil Corp. ..........................................................      168,000
   1,500    Royal Dutch Petroleum Co. ............................................      211,687
   2,000    Texaco, Inc. .........................................................      157,000
                                                                                     ----------
                                                                                      1,049,125
                                                                                     ----------
            OIL-SERVICE & DRILLING--2.4%
   3,000    Dresser Industries, Inc. .............................................       73,125
   2,000    Halliburton Co. ......................................................      101,250
   2,000    McDermott International, Inc. ........................................       44,000
   5,000    Williams (The) Companies Inc. ........................................      219,375
                                                                                     ----------
                                                                                        437,750
                                                                                     ----------
            PAPER--1.5%
   3,500    Federal Paper Board Co., Inc. ........................................      181,563
   2,000    Union Camp Corp. .....................................................       95,250
                                                                                     ----------
                                                                                        276,813
                                                                                     ----------
            PHOTOGRAPHY--1.1%
   3,000    Eastman Kodak Co. ....................................................      201,000
                                                                                     ----------
            PUBLISHING--3.7%
   3,000    Dun & Bradstreet Corporation..........................................      194,250
   3,000    McGraw-Hill Companies Inc. ...........................................      261,375
   4,000    Readers Digest Assn. Inc. ............................................      205,000
                                                                                     ----------
                                                                                        660,625
                                                                                     ----------
            RAILROADS--1.9%
   2,000    Conrail Inc. .........................................................      140,000
   2,500    Norfolk Southern Corp. ...............................................      198,438
                                                                                     ----------
                                                                                        338,438
                                                                                     ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1995

                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            ----------
            REAL ESTATE--3.4%
   2,000    Avalon Properties Inc. ...............................................  $    43,000
   2,000    Bay Apartment Community, Inc. ........................................       48,500
   2,000    Developers Diversified Realty.........................................       60,000
   2,000    Equity Residential Properties Trust...................................       61,250
   3,200    Felcor Suite Hotels Inc. .............................................       88,800
   5,500    Healthcare Property Investors, Inc. ..................................      193,188
   2,000    Healthcare Trust......................................................       46,000
   2,000    Irvine Apartment Communities, Inc. ...................................       38,500
   2,000    Redwood Trust Inc. ...................................................       36,500
                                                                                     ----------
                                                                                        615,738
                                                                                     ----------
            RETAIL SALES--0.9%
   1,000    Penney (J.C.) Co., Inc. ..............................................       47,625
   2,000    May Department Stores Co. ............................................       84,500
   1,000    Sears Roebuck & Co. ..................................................       39,000
                                                                                     ----------
                                                                                        171,125
                                                                                     ----------
            SAVINGS & LOANS--2.2%
   7,000    Ahmanson (H.F.) & Co. ................................................      185,500
   8,000    Great Western Financial Corp. ........................................      204,000
                                                                                     ----------
                                                                                        389,500
                                                                                     ----------
            TOBACCO--2.2%
   3,000    American Brands Inc. .................................................      133,875
   3,000    Philip Morris Companies, Inc. ........................................      271,500
                                                                                     ----------
                                                                                        405,375
                                                                                     ----------
            UTILITIES--ELECTRIC--2.9%
   3,000    American Electric Power Co. Inc. .....................................      121,500
   4,000    Carolina Power & Light Co. ...........................................      138,000
   3,000    FPL Group, Inc. ......................................................      139,125
   5,000    Southern Co. .........................................................      123,125
                                                                                     ----------
                                                                                        521,750
                                                                                     ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1995

                                                                                       VALUE
 SHARES                                                                              (NOTE 2)
--------                                                                            -----------
            UTILITIES--TELEPHONE--8.7%
   3,000    Ameritech Corp. ......................................................    $   177,000
   2,500    Bell Atlantic Corp. ..................................................        167,185
   4,000    Bellsouth Corp. ......................................................        174,000
   4,000    GTE Corp. ............................................................        176,000
   2,500    NYNEX Corp. ..........................................................        135,000
   5,000    Pacific Telesis Group.................................................        168,125
   3,000    SBC Communications Inc. ..............................................        172,500
   4,000    Sprint, Corp. ........................................................        159,500
   5,000    U.S. West Inc. .......................................................        178,750
   3,500    U.S. West Media Group.................................................         66,500
                                                                                       ----------
                                                                                        1,574,560
                                                                                       ----------
            Total Common Stocks (cost $12,839,172)................................     17,140,538
                                                                                       ----------

PRINCIPAL
 AMOUNT
--------
            COMMERCIAL PAPER--4.4%
$400,000    Chevron Oil Finance Co., 5.75%, due 01/12/96..........................        399,297
 400,000    Household Finance Corp., 5.77%, due 01/26/96..........................        398,397
                                                                                      -----------
            Total Commercial Paper (cost $797,694)................................        797,694
                                                                                      -----------
            U.S. GOVERNMENT AGENCY OBLIGATIONS--0.6%
 100,000    Federal National Mortgage Assn., 5.43%, due 02/08/96..................         99,427
                                                                                      -----------
            Total U.S. Government Agency Obligations (cost $99,427)...............         99,427
                                                                                      -----------
            Total Investments (cost $13,736,293)........................   99.7%       18,037,659
            Other Assets less Liabilities...............................    0.3%           53,376
                                                                          -----       -----------
            Net Assets..................................................  100.0%      $18,091,035
                                                                          =====        ==========

The aggregate cost of securities for federal income tax purpose at December 31, 1995 is $13,741,323.

     The following amounts are based on costs for federal income tax purposes:
          Aggregate gross unrealized appreciation................................  $4,359,024
          Aggregate gross unrealized depreciation................................     (62,688)
                                                                                   ----------
          Net unrealized appreciation............................................  $4,296,336
                                                                                   ==========

---------------

Percentages are based on net assets.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven different portfolios that are, in effect, separate investment funds: the Equity Growth Portfolio, the Equity Income Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Government Securities Portfolio, the Money Market Portfolio, and the Diversified Portfolio. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management. The Equity Income Portfolio is presented here since it is the only portfolio available to the Individual Plans of the Keynote Series Account ("Keynote").

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Portfolio Valuations:

     Short-term securities are valued at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     All other securities, when held by the Fund, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors.

  B. Federal Income Taxes:

     Each portfolio of the Fund is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  C. Security Transactions and Investment Income:

     Security transactions are recorded as of the trade date.

     Dividend income is recorded on the ex-dividend date, income from other investments is accrued as earned.

     Realized gains and losses from investments sold are determined on the basis of indentified cost for accounting and federal income tax purposes.

  D. Other

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure of liabilities at the date of the financial satements and the reported amounts of expenses during the reporting period. Actual results could differ from these estimates.

     Earnings credits received from the custodian are shown as a reduction of total expenses.

                             MONY SERIES FUND, INC.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TANSACTIONS

     Under an investment Advisory Agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The Mutual Life Insurance Company of New York ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with calculating net asset values of the portfolios and compensates the directors, officers and employees of the Fund who are affiliated with the Investment Adviser.

     For these services, the Investment Adviser receives an investment management fee. The fee is a daily charge equal to an annual rate of .40% of the first $400,000,000 of the aggregate average daily net assets of the portfolios,
 .35% of the next $400,000,000 of the aggregate average daily net assets of the portfolios and .30% of the aggregate average daily net assets of the portfolios in excess of $800,000,000. Each daily charge is divided among the portfolios in proportion to their net assets on that date. The Investment Adviser reimburses the portfolios for investment management fees charged to the extent that any portfolio's aggregate ordinary operating expense (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) exceeds in any fiscal year 2.5% of the first $30,000,000 of the average daily net assets of such portfolio, 2.0% of the next $70,000,000 of the average daily net assets of such portfolio, and 1.5% of the average daily net assets of the portfolio in excess of $100,000,000. For the year ended December 31, 1995, the fee incurred by the Equity Income Portfolio was $68,915.

     The Investment Adviser has a service agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out its duties to provide investment management services under the Investment Advisory Agreement. The Investment Adviser will pay MONY for its services.

     Aggregate renumeration incurred to non-affiliated Directors of the Fund for the year ended December 31, 1995, amounted to $4,104 for the Equity Income Portfolio.

4. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends and distributions to shareholders are recorded on the ex-dividend date.

     Dividends from investment income of the Equity Income Portfolio will normally be declared and reinvested annually in additional full and fractional shares.

     The Fund will declare and distribute annually, before the close of its fiscal year, dividends from net realized capital gains.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. Distributions may differ from net investment income and net realized capital gains recognized for financial reporting purposes due to timing differences, primarily the deferral of wash sales, and post-October losses.

     During the year ended December 31, 1995, the fund increased paid-in-capital by $6,821, decreased undistributed net investment income by $11,327 and increased accumulated net realized capital gains by $4,506. These differences are due to return of capital distributions received by the Fund on portfolio securities.

5. CAPITAL STOCK

  A. Authorized Capital Stock:

     The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.15 billion shares are reserved for issuance and divided into seven classes as follows: Equity Growth Portfolio (150 million shares); Equity Income Portfolio (150 million shares); Intermediate Term Bond Portfolio

                             MONY SERIES FUND, INC.

(150 million shares); Long Term Bond Portfolio (150 million shares); Government Securities Portfolio (150 million shares); Money Market Portfolio (250 million shares); and Diversified Portfolio (150 million shares). The remaining shares will be issued to any new or existing class upon approval of the Board of Directors.

     Each outstanding share of captial stock has a pro-rata interest in the assets of the Portfolio to which the capital stock of that class relates and has no interest in the assets of any other portfolio.

  B. Purchases of Fund Shares:

     Shares of the Fund are sold to MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts; to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts; and to MONY America Variable Account A and MONY Variable Account A, to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of the Fund are also sold to MONY for allocation to Keynote to fund benefits under Individual Plans issued by MONY.

6. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities, other than short-term investments, for the year ended December 31, 1995 were $3,946,356 and $3,873,059, respectively.

7. KEYNOTE SERIES ACCOUNT REDEMPTION

     On June 24, 1994, pursuant to an exemptive order granted by the Securities and Exchange Commission dated June 8, 1994, the Group Plans in the Keynote Series Account effected a substitution of all its shares in the MONY Series Fund, Inc. for interests in Diversified Investors Portfolios, a diversified open end management investment company which was organized as a trust under the laws of the state of New York. The substitution was effected through a redemption of assets-in-kind and was deemed a non-taxable event for Keynote and the Fund. The net assets redeemed from the Fund were $138,419,403.

     The substitution resulted in a permanent difference between tax and financial statement reporting. Accordingly, $17,893,033 and $2,248,575 have been reclassified from undistributed net investment income and accumulated undistributed realized gains, respectively, to additional paid in capital.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                          ------------------------------------------------------------------------------------
                                             1995          1994           1993           1992           1991          1990
                                          -----------   -----------   ------------   ------------   ------------   -----------
Net asset value, beginning of year......  $     15.53   $     16.43   $      15.56   $      14.64   $      12.70   $     14.26
                                          -----------   -----------   ------------   ------------   ------------   -----------
Income from investment operations
  Net investment income.................         0.69          0.64           0.52           0.59           0.64          0.54
  Net gains (losses) on investments
    (both realized and unrealized)......         4.45         (0.51)          1.68           0.92           1.94         (1.50)
                                          -----------   -----------   ------------   ------------   ------------   -----------
    Total from investment operations....         5.14          0.13           2.20           1.51           2.58         (0.96)
Less distributions
  Dividends (from net investment
    income).............................        (0.65)        (0.64)         (0.52)         (0.59)         (0.64)        (0.60)
  Distributions (from realized capital
    gains)..............................        (0.41)        (0.39)         (0.81)          0.00*          0.00*         0.00
                                          -----------   -----------   ------------   ------------   ------------   -----------
    Total distributions.................        (1.06)        (1.03)         (1.33)         (0.59)         (0.64)        (0.60)
Net asset value, end of year............  $     19.61   $     15.53   $      16.43   $      15.56   $      14.64   $     12.70
                                          ===========   ===========   ============   ============   ============   ===========
    Total return........................        33.12%         0.78%         14.14%         10.31%         20.31%        (6.73%)
Ratios/Supplemental Data
Net assets, end of year.................  $18,091,035   $16,204,925   $151,330,311   $121,540,392   $118,114,947   $99,878,151
Ratio of net investment income to
  average net assets....................         3.54%         3.53%          3.22%          3.68%          4.46%         5.39%
Ratio of expenses to average net
  assets................................         0.56%         0.48%          0.46%          0.46%          0.49%         0.52%
Portfolio turnover rate.................        26.80%        32.48%         28.48%         35.62%         25.84%         8.89%


                                             1989         1988         1987         1986
                                          ----------   ----------   ----------   ----------
Net asset value, beginning of year......  $    12.67   $    12.03   $    13.03   $    11.30
                                          ----------   ----------   ----------   ----------
Income from investment operations
  Net investment income.................        0.64         0.70         0.44         0.42
  Net gains (losses) on investments
    (both realized and unrealized)......        2.20         1.64         0.54         1.74
                                          ----------   ----------   ----------   ----------
    Total from investment operations....        2.84         2.34         0.98         2.16
Less distributions
  Dividends (from net investment
    income).............................       (0.64)       (0.66)       (0.77)       (0.43)
  Distributions (from realized capital
    gains)..............................       (0.61)       (1.04)       (1.21)        0.00
                                          ----------   ----------   ----------   ----------
    Total distributions.................       (1.25)       (1.70)       (1.98)       (0.43)
Net asset value, end of year............  $    14.26   $    12.67   $    12.03   $    13.03
                                          ==========   ==========   ==========   ==========
    Total return........................       22.42%       19.45%        7.52%       19.12%
Ratios/Supplemental Data
Net assets, end of year.................  $6,185,876   $5,054,514   $2,945,497   $2,776,312
Ratio of net investment income to
  average net assets....................        4.66%        5.24%        3.02%        3.30%
Ratio of expenses to average net
  assets................................        0.88%        0.91%        1.50%        1.50%
Portfolio turnover rate.................       19.55%       22.70%       13.73%       25.70%

---------------
* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Equity Income Portfolio (one of the portfolios constituting MONY Series Fund, Inc.), which is available for purchase by the Keynote Series Account, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Income Portfolio of MONY Series Fund, Inc., presented herein, as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 16, 1996

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

        DIRECTORS AND PRINCIPAL OFFICERS
        Kenneth M. Levine                         Chairman, President and Director
        Joel Davis                                Director
        Michael J. Drabb                          Director
        Alan J. Hartnick                          Director
        Floyd L. Smith                            Director
        Edward E. Hill                            Vice President-Compliance
        David V. Weigel                           Treasurer
        John P. Keller                            Controller
        Frederick C. Tedeschi                     Secretary

        INVESTMENT ADVISER
        MONY Life Insurance Co. of America
        1740 Broadway
        New York, New York 10019

        PRINCIPAL UNDERWRITER AND DISTRIBUTOR
        MONY Securities Corp.
        1740 Broadway
        New York, New York 10019

        CUSTODIAN
        Chemical Bank
        277 Park Avenue
        New York, New York 10172

        TRANSFER AGENT
        The Mutual Life Insurance Co. of
          New York
        1740 Broadway
        New York, New York 10019

        INDEPENDENT ACCOUNTANTS
        Coopers & Lybrand L.L.P.
        1301 Avenue of the Americas
        New York, New York 10019

                KEYNOTE
                SERIES
                ACCOUNT

                MUTUAL OF NEW YORK
                One MONY Plaza
                PO Box 48-30
                Syracuse, New York 13221

                  The Mutual Life Insurance Company of New York, New York, NY